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                                                                    EXHIBIT 12.2

ROGERS CABLE INC.
COMPUTATION OF PRO FORMA DEFICIENCY OF EARNINGS AVAILABLE
TO COVER TO FIXED CHARGES
(in thousands of Canadian dollars)

CANADIAN GAAP

                                                           Year ended December
                                                                31, 2003
                                                           -------------------
Fixed charges
   Interest expense                                              231,675
   Amortization of deferred financing costs                        5,464
   Interest expense included in rent expense                      23,767
                                                                --------
                                                                 260,906
                                                                ========
Earnings
   Pre tax loss                                                  (38,307)
   Fixed charges                                                 260,906
                                                                --------
                                                                 222,599
                                                                 =======

Pro forma deficiency of earnings available to
cover fixed charges                                               38,307
                                                                  ======

US GAAP

                                                           Year ended December
                                                               31, 2003
                                                           -------------------
Fixed charges
   Interest expense                                             227,166
   Capitalized interest                                           4,509
   Amortization of deferred financing costs                       5,464
   Interest expense in rent expense                              23,767
                                                                -------
                                                                260,906
                                                                =======
Earnings
   Pre tax loss                                                 (145,392)
   Fixed charges                                                 260,906
   Amortization of capitalized interest                            1,265
   Capitalized interest                                           (4,509)
                                                                --------
                                                                 112,269
                                                                ========
Pro forma deficiency of earnings available to cover
 fixed charges                                                    148,636
                                                                 ========